Exhibit 99.3

1st Quarter 2005 Earnings Call May 5, 2005

John Goff Chief Executive Officer Denny Alberts President & Chief Operating Officer Jerry Crenshaw Managing Director, Chief Financial Officer Jane Mody Managing Director, Capital Markets Management On Call

The presentation is designed to accompany the press release issued this morning and Crescent's conference call scheduled for today. Certain statements made during the call and in the presentation materials may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent's future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release issued this morning and from time to time in Crescent's SEC reports, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K. Forward - Looking Statement

1st Quarter Financial Results (1) Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although these companies may calculate funds from operations in different ways. A reconciliation of our FFO, before and after adjustments to GAAP net income is included in the Company's financial statements accompanying the press release and on pages 11 and 12 of the First Quarter 2005 Supplemental Operating and Financial Data Report issued this morning. Both are available on our website at www.crescent.com. Adjusted Funds From Operations Available to Common Shareholders - diluted ("FFO")(1) 1st quarter 2005 ? $28.9M or $0.25 per share, $0.05 per share better than management guidance Net Loss to Common Shareholders - diluted 1st quarter 2005 ? ($9.3M) or ($0.09) per share

Our Strategy Enhance returns by partnering with institutional capital Capitalize on the value of our award-winning office operating platform Selectively develop when we see attractive returns Provide mezzanine financing when returns are compelling Canyon Ranch Residential development - principally high-end second homes Select resort properties Office Invest in premier office properties in select growth markets Strategic Investments Invest in real estate businesses offering superior returns/growth Primary theme = "lifestyle investments" that target the demand/desires of the baby boomer population

Our Growth Target FFO Target in 3 years = $2.00 Growth in Core Business Growth from New Investments Office Strategic Investments 2005 Base FFO $210M To $215M 3 YR Target $225M to $235M 2005 Base FFO $80M to $87M 3 YR Target $145M to $155M Stabilized FFO ROE 15% to 18% 3 YR Target $78M to $95M 78 Office Buildings 31M Square Feet 43% of SF in Joint Venture Canyon Ranch Resorts / Hotels Residential Development AmeriCold Office Direct / Joint Venture Development Mezzanine Investments Share Repurchase

Investment Scorecard $ in millions

Acquired One Buckhead Plaza One of the most prominent business addresses in Atlanta 20-story, 461,669 square-foot Class A office property 89% leased $130.5M purchase price 10.7% / 16.0% stabilized ROE One Buckhead Plaza

The Residences at Ritz-Carlton The Residences at Ritz-Carlton The Residences at Ritz-Carlton Rendering Ground-breaking ceremony on May 25, 2005 21 stories - Ritz hotel on first 8 floors and residences on upper 13 floors Residences to range from $800,000 to $6+ million, substantially pre-sold Development costs projected at $196 million Projected FFO from residences of $23 million in 2007 15% to 17% stabilized ROE expected from hotel operations

Hughes Center Office Development Phase I - 3883 Hughes Center 255,000 square-foot Class A office property September 2005 expected ground-breaking Spring 2007 expected completion Development costs projected at $62.0 million 20% to 22% stabilized ROE expected Phase II 175,000 square-foot Class A office property Timing dependent on market conditions 3883 Hughes Center Rendering

(1) Excludes un-stabilized office properties. Office Property Results (1) Portfolio % leased occupancy and economic occupancy 89.5% leased occupancy as of March 31, 2005 88.0% economic occupancy as of March 31, 2005 Same-Store NOI growth 1st quarter 2005 ? (0.3)% GAAP / 0.8% cash Leasing activity 1st quarter 2005 ? 1.0 million total net rentable square feet leased ? Includes 0.4 million square feet renewed or re-leased, resulting in 1.9% decrease in average full-service rental rates over expiring rates Excludes unstabilized office properties

Class A Houston Dallas Denver Austin Miami Las Vegas CEI Leased Occupancy 3/31/05 (1) 92.1% 87.1% 91.1% 81.3% 93.2% 97.1% Market Economic Occupancy 3/31/05 84.1% 79.5% 83.6% 82.9% 85.2% 90.9% CEI Quoted Rental Rate 3/31/05 (1) $21.23 $24.64 $19.54 $20.84 $30.79 $32.40 Market Rental Rate 3/31/05 $20.17 $20.37 19.32 $21.04 $29.15 $27.70 Market Absorption 1st Qtr (53,000) 196,000 495,000 175,000 162,000 100,000 Deliveries 1st Qtr 0 125,000 0 0 0 93,000 Under Construction 3/31/05 - multi-tenant 192,000 339,000 15,000 0 36,000 229,000 Employment Growth Mar 04 - Mar 05 1.2% 1.8% 2.3% 2.6% 2.3% 7.7% Sources: CoStar Group (Dallas, Houston, Austin, Denver, Miami); Las Vegas-Grubb & Ellis Excludes unstabilized office properties Excludes Citicorp single-tenant buildings of 860,000 SF Improving Market Conditions (2)

Resort Results Canyon Ranch - Lenox Three Months ended March 31, 2005 2004 Same-Store NOI (in thousands) $10,550 $8,957 Weighted Average Occupancy 72.8% 68.9% Average Daily Rate $579 $553 Revenue Per Available Room $410 $371 Sonoma Mission Inn & Spa

Desert Mountain Crescent Resort Development Residential Development Results Residential Development Results Desert Mountain Residential lot sales ? 9 - 1st quarter 2005 Average sales price per lot ? $1.1M - 1st quarter 2005 FFO contribution ? $4.0M - 1st quarter 2005 Crescent Resort Development Residential unit sales ? 7 - 1st quarter 2005 Average sales price per unit ? $2.1M - 1st quarter 2005 Residential lot sales ? 123 - 1st quarter 2005 Average sales price per lot ? $53,000 - 1st quarter 2005 FFO contribution ? $0.5M - 1st quarter 2005

Residential Development Residential Development The Village at Beaver Creek Residential Development - Ten year track record of success Invested in more than 35 projects Produced more than $475 million in FFO FFO averaged $7 million in first 3 years (1994 - 1996) and $57 million in last 3 years (2002 - 2004) IRR's typically in excess of 20% and every project has been profitable Projected Residential FFO and Cash Flow $31 million 2004 FFO $82 million 2007 FFO projected 2005-2007 total net cash projected of more than $400 million Beaver Creek

Principle Residential Development Partner Harry Frampton: More than 35 years in real estate Current Chairman of the Urban Land Institute Partnership with Crescent since early 1990's Projects under Harry Frampton's direction are expected to deliver FFO in excess of $100 million in 2005 through 2007 Substantial deal flow for future investments East West Partners Harry Frampton

Sources: Census Bureau American Demographics Residential Investment Thesis Target market - Baby Boomers Represent 79 million Americans, or 28% of the population (1) Positioned to inherit a substantial amount of money - approximately $7.2 trillion (2) Are at peak income-earning years Searching for a "gathering spot" for the family, which is often a second home For additional information regarding trends in residential real estate, please visit our website at www.crescent.com to see an article titled, "Second Homes", written for the February 2005 issue of Urban Land magazine by Jeanette I. Rice, Crescent's Vice President, Market Research.

East West Partners Beaver Creek Development Park Hyatt Beaver Creek The Village at Beaver Creek Condominiums / Timeshare at Beaver Creek Total residential development of $200 million Bachelor Gulch Development Condominiums / Townhouses at Bachelor Gulch Total residential development of $400 million Beaver Creek Bachelor Gulch

Horizon Pass at Bachelor Gulch Horizon Pass Lodge Planned units 40 Units closed / under contract 38(1) Average price / unit $2.6 million Average price psf $816 psf Total revenues $103.1 million FFO $8.5 million FFO margin (% of revenues) 8.2% Average Equity investment $13.4 million FFO ROE 63.4% IRR 25.0% 36 closed and 2 under contract as of April 18, 2005 Horizon Pass

Tahoe Mountain Resorts N

Tahoe Mountain Resorts Tahoe Mountain Resorts Tahoe Mountain Resorts Tahoe Mountain Resorts Tahoe Mountain Resorts Old Greenwood The Highlands The Village Gray's Crossing 4 unique residential communities Access to world-class amenities (upon Build-out) 54 holes of golf Lakeside and mountain dining Exclusive skier services Year - round resort experience

Jack Nicklaus Signature Golf Course Old Greenwood Old Greenwood Old Greenwood Swim, Tennis, & Fitness Pavilion 600 acres 100 home sites 165 fractional cabins and townhomes Jack Nicklaus Signature golf course Swim, tennis and fitness pavilion Status: 96 home sites sold at $330,000 average price 19.2 fractional cabins and townhomes (326.4 shares) sold at $2.0M average price

Gray's Crossing 800 acres 385 homesites 170 cottages and condominiums Signature golf course with private access Status 101 homesites sold at $270,000 average sales price Plan to sale an additional 120 homesites at $375,000 average sales price in 2005 Gray's Crossing Concept

Great Bear Rendering Northstar Village Rendering The Village at Northstar 350 condominium units Located at the base of the Northstar ski mountain Surrounding a vibrant ski village providing shops, dining and entertainment Exclusive Alpine Club Status: 1st phase: First 100 units to be delivered in late 2005 99 units pre-sold to date at $1.4M average sales price ($825 psf) 2nd phase: 113 units to be delivered in late 2006 58 units pre-sold to date at $1.2M average sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf) sales price ($1,024 psf)

The Highlands at Tahoe Rendering The Highlands at Tahoe The Highlands at Tahoe Shaffer's Camp at Northstar Rendering 1,450 residential units Unique ski in/ski out opportunity on Northstar ski mountain Status: First units expected to be delivered in 2007 Luxury five-star hotel planned to be delivered in 2008